Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO
     18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Maya Vinogradov , Chief Executive Officer and Chief Financial Officer of Texola Energy Corporation (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

The Quarterly Report on Form 10-QSB of the Company, for the three months ending March 31, 2008, and to which this certification is attached as Exhibit 32 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/Maya Vinogradov
Name:	Maya Vinogradov
Title:	Chief Executive Officer
and Chief Financial Officer
Date:	May 19, 2008